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                                                                    EXHIBIT 99.1


                                   DVI, INC.

                                340,000 Shares

                                 Common Stock

                           STOCK PURCHASE AGREEMENT


     THIS STOCK PURCHASE AGREEMENT is made as of the 21st day of May, 1998, by and between DVI, Inc., a Delaware corporation (the "Company"), and the investors listed on SCHEDULE 1 hereto the ("Investors"), each of which is herein referred to as an "Investor."

     1. SECURITIES. Subject to the terms and conditions herein contained, the Company proposes to issue and sell to the Investors an aggregate of 340,000 shares (the "Securities") of the Company's Common Stock, par value $0.005 per share ("Common Stock").

     2.    REPRESENTATIONS   AND   WARRANTIES  OF  THE  COMPANY.   The  Company
represents and warrants to, and agrees with, each of the several Investors that:

           (a) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Act"). A registration statement on such form (File No. 333-50895) with respect to the Securities, including a prospectus, and pre-effective Amendment No. 1 to the registration statement have been filed by the Company with the Securities and Exchange Commission (the "Commission") under the Act, and one or more amendments to such registration
statement may have  been  so  filed.   Such  registration  statement  has  been
declared  effective  by  the  Commission.   As  provided  in  Section  5(a),  a
prospectus supplement reflecting the terms of the Securities, the terms of the offering thereof and the other matters set forth therein has been prepared and will be filed pursuant to Rule 424 under the Act. Such prospectus supplement, in the form first filed after the date hereof pursuant to Rule 424, is herein
referred to as the "Prospectus Supplement."   Such  registration  statement, as
amended  at  the date hereof, including the exhibits thereto and the  documents
incorporated  by   reference   therein,  is  herein  called  the  "Registration
Statement," and the basic prospectus included therein relating to all offerings of securities under the Registration Statement, as supplemented by the Prospectus Supplement, is herein called the "Prospectus," except that, if such basic Prospectus is amended or supplemented on or prior to the date on which the Prospectus Supplement is first filed pursuant to Rule 424, the term "Prospectus" shall refer to the basic Prospectus as so amended or supplemented and as supplemented by the Prospectus Supplement, in either case including the documents filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that are incorporated by
reference  therein.   The  term  "Preliminary Prospectus" refers to each  basic
prospectus or prospectus supplement which is subject to completion. On the original effective date of the Registration Statement, on the effective date of the most recent post-effective amendment thereto, if any, and on the date of the filing by the Company of any annual report on Form 10-K after the original filing of the Registration Statement, the Registration Statement complied in all material respects with the requirements of the Act and the rules and regulations of the Commission thereunder (the "Regulations"), and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. On the date hereof and at the Closing Date (as defined below), (A) the Registration Statement and any amendments and supplements thereto comply and will comply in all material respects with the requirements of the Act and
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the  Regulations,  (B) neither the Registration Statement nor any amendment  or supplement thereto includes or will include an untrue statement of a material fact or omits or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (C) neither any Preliminary Prospectus nor the Prospectus nor any amendment or supplement thereto includes or will include an untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were
made,   not   misleading;   provided,   however,  that  the  Company  makes  no
representations or warranties as to statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Investor, directly or through you, expressly for use in the Registration Statement or the Prospectus. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.

           (b) The documents incorporated by reference in the Prospectus, at the time they were filed with the Commission, complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and when read together with the other information in the Prospectus, do not and will not, on the date hereof and at the Closing Date, include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

           (c) The Company and each of its subsidiaries have been duly organized and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation. The Company and each of DVI Financial Services Inc., DVI Business Credit Corporation (collectively, the "Principal Operating Subsidiaries") and MSF Holding Ltd. are duly qualified to transact business as foreign corporations and are in good standing under the laws of all other jurisdictions where the ownership or leasing of their respective properties or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified does not amount to a material liability or disability to the Company and the Principal Operating Subsidiaries, taken as a whole. The subsidiaries listed on Schedule 2 hereto constitute all of the active subsidiaries of the Company. All of the other subsidiaries of the Company do not actively conduct business, have not entered into any material existing agreements and do not have any material liabilities of any kind, and the Company does not currently intend for any of such subsidiaries to conduct business, enter into agreements or incur material liabilities in the future.

           (d) The Company and each of its subsidiaries have full power (corporate and other) to own or lease their respective properties and conduct their respective businesses as described in the Registration Statement and the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus; and the Company has full power (corporate and other) to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by it.

           (e) The issued shares of capital stock of each of the Company's subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and, except as set forth on SCHEDULE 2, are, directly or indirectly, owned of record and beneficially by the Company free and clear of any security interests, liens, encumbrances, equities or claims.

           (f) The Company has an authorized, issued and outstanding capitalization as set forth in the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus. All of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable. No holder of outstanding securities of the Company or any of its Subsidiaries is entitled as such to any preemptive or other rights to subscribe for any of the Securities, and no holder of securities of the Company has any right which has not been fully exercised or

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waived to require  the  Company to register the offer or sale of any securities owned by such holder under the Act in connection with the public offering contemplated by this Agreement. No holder of securities has the right to require the Company to register such holder's securities under the Act in connection with this Registration Statement. The Securities have been duly authorized by the Company for issuance and sale pursuant to this Agreement and at the Closing Date (as such term is hereinafter defined), after payment therefor in accordance herewith, will be validly issued, fully paid and nonassessable and will not be issued in violation of any preemptive or other similar rights of any security holder of the Company.

           (g) The capital stock of the Company conforms in all material respects to the description thereof contained in the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus.

           (h) Except as disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) or incorporated therein by reference, there are no outstanding (A) securities or obligations of the Company or any of its subsidiaries convertible into or exchangeable for any capital stock of the Company or any such subsidiary, (B) warrants, rights or options to subscribe for or purchase from the Company or any such subsidiary any such capital stock or any such convertible or exchangeable securities or obligations or (C) obligations of the Company or any such subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

           (i) The consolidated financial statements and schedules of the Company and its consolidated subsidiaries included or incorporated by reference in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) fairly present the financial position of the Company and its consolidated subsidiaries and the results of operations and cash flows as of the dates and periods therein specified. No other financial statements or schedules of the Company and its subsidiaries are required to be filed by the Company and its subsidiaries pursuant to the Act or the Exchange Act. Such financial statements and schedules have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise noted therein). The selected financial data set forth under the caption "Selected Financial Information and Other Data" in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) fairly present, on the basis stated in the Prospectus (or such Preliminary Prospectus), the information included therein and have been compiled on a basis consistent with the audited consolidated financial statements included or incorporated by reference in the Registration Statement.

           (j) Deloitte & Touche LLP, who have certified certain financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules included or incorporated by reference in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), are independent public accountants as required by the Act, the Exchange Act and the Regulations.

           (k) The execution and delivery of this Agreement have been duly authorized by the Company and this Agreement has been duly executed and delivered by the Company, and is the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

           (l) No legal or governmental proceedings are pending to which the Company or any of its subsidiaries is a party or to which the property of the Company or any of its subsidiaries is subject, and, to the knowledge of the

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Company, no such proceedings have been threatened against the Company or any of its subsidiaries or with respect to any of their respective properties that are required to be described in the Registration Statement or the Prospectus and are not described therein (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus); and no contract or other document is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) or filed as required.

           (m)  The  issuance,  offering  and  sale  of the Securities  to  the
Investors by the Company pursuant to this Agreement, the compliance by the Company with the other provisions of this Agreement and the consummation of the other transactions herein contemplated do not (i) require the consent, approval, authorization, filing of or with or notice to, registration or qualification of or with any governmental authority, except such as have been obtained or such as may be required under state securities or blue sky laws or
(ii) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties are bound, or the charter documents or by-laws of the Company or any of its subsidiaries, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to the Company or any of its subsidiaries.

           (n) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), (i) neither the Company nor any of its subsidiaries has sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding and (ii) there has not been any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company or any of its subsidiaries, except in each case as contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

           (o) The Company has not, directly or indirectly, (i) taken any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) since the filing of the Registration Statement (A) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Securities or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

           (p) None of the Company, its subsidiaries or any employee of the Company or its subsidiaries has made any payment of funds of the Company or its subsidiaries prohibited by law and no funds of the Company or its subsidiaries have been set aside to be used for any payment prohibited by law.

           (q) The Securities have been approved for listing on the New York Stock Exchange, Inc. (the "NYSE"), subject to official notice of issuance.

           (r) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), (i) neither the Company nor any of its subsidiaries has incurred any material liability or

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obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business; (ii) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock, (iii) there has not been any material change in the capital stock of the Company and its consolidated subsidiaries; and (iv) there has not been any change in the short-term debt or long-term debt of the Company or any of its consolidated subsidiaries other than in the ordinary course of business consistent with past practice as described in the Prospectus, except in each case described in clauses (i) through (iv) as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

           (s) Except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus),
(i) the Company and each of its subsidiaries have good and marketable title in fee simple to all material real property and marketable title to all material personal property owned by each of them, in each case free and clear of any security interests, liens, encumbrances, equities, claims and other defects, except such as do not materially and adversely affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company or such subsidiary, and (ii) any real property and buildings held under lease by the Company or any such subsidiary are held under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company or such subsidiary.

           (t) No labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is threatened or imminent that could result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole, except as described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

           (u) The Company and its subsidiaries own or possess, or can acquire on reasonable terms, all patents, patent applications, trademarks, service marks, trade names, licenses, copyrights and proprietary or other confidential information currently employed by them in connection with their respective businesses, or necessary in order to conduct their respective businesses, as presently conducted, and neither the Company nor any such subsidiary has received, or has reason to believe that it may receive, any notice of infringement of or conflict with asserted rights of any third party or otherwise with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole, except as described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

           (v) The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged. Neither the Company nor any of the subsidiaries has been refused any insurance coverage sought or applied for, which refusal has had, or could have in the future, a material adverse effect on the Company's business. Neither the Company nor any subsidiary has reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition (financial or otherwise), business, prospects, net worth or results of operations of the Company or its subsidiaries, taken as a whole, except as described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

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           (w)  No subsidiary of the Company is currently  prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's property or assets to the Company or any other subsidiary of the Company, except as described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

           (x) The Company and its subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition (financial or otherwise), business, prospects, net worth or results of operations of the Company or its subsidiaries, taken as a whole, except as described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

           (y) The Company and each of its subsidiaries conduct their respective operations in a manner that does not subject it or them to registration as an investment company under the Investment Company Act of 1940, as amended, and the transactions contemplated hereby will not cause the Company or any of its subsidiaries to become an investment company subject to registration thereunder.

           (z) The Company and each of its subsidiaries have filed all foreign, federal, state and local tax returns that are required to be filed or have requested extensions thereof (except in any case in which the failure so to file would not have a material adverse effect on the Company and its subsidiaries, taken as a whole) and have paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

           (aa) Neither the Company nor any of its subsidiaries is in violation of any federal, state or foreign law or regulation relating to occupational safety and health or to the storage, handling or transportation of hazardous or toxic materials and the Company and its subsidiaries have received all permits, licenses or other approvals required of them under applicable federal, state and foreign occupational safety and health and environmental laws and regulations to conduct their respective businesses, and the Company and each of its subsidiaries are in compliance with all terms and conditions of any such permit, license or approval, except any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which would not, singly or in the aggregate, result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole, except as described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

           (bb) Except for the shares of capital stock of the subsidiaries and Aegis Therapies LLC owned by either the Company or another subsidiary and the equity interests held by the Company or a subsidiary in the entities set forth on SCHEDULE 3 hereto, neither the Company nor any such subsidiary owns any shares of stock or other equity securities of any corporation or any equity interest in any firm, partnership, association or other entity, except as described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

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           (cc) The Company and each  of  its subsidiaries maintain a system of internal accounting controls sufficient to  provide  reasonable assurance that:
(i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

           (dd) No default exists, and no event has occurred which, with notice or lapse of time or both, would constitute a default, in the due performance and observance of any term, covenant or condition of any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties is bound or may be affected in any respect that could reasonably be expected to be materially adverse with regard to the property, business or operations of the Company and its subsidiaries.

           (ee) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus (or if the Prospectus is not in existence, the most recent Preliminary Prospectus), there has not been any downgrading in the ratings of any of the Company's debt securities or preferred stock or any of the debt securities of any of its subsidiaries or affiliates, including, without limitation, any of the Company's securitized debt securities or any action threatening such a downgrading or placing the Company or any of its subsidiaries or affiliates under special surveillance by any "nationally recognized rating agency" (as defined in Rule 436(g) under the Act); nor does the Company have any knowledge of any facts or circumstances that are likely to cause such downgrading, threatened downgrading or the placing of the Company or any of its subsidiaries or affiliates under such surveillance.

           (ff) The Company has not engaged any broker, sales agent or underwriter and will not pay any brokers, sales or underwriting fees or commissions to any person with respect to the offer and sale of the Securities.

           3. PURCHASE, SALE AND DELIVERY OF THE SECURITIES. (a) On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each of the Investors, and each of the Investors, severally and not jointly, agrees to purchase from the Company, at a purchase price of $20.2575 per share, the number of Securities set forth opposite the name of such Investor in Schedule 1 hereto. One or more certificates in definitive form for the Securities that the Investors have agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Investors request upon notice to the Company at least 48 hours prior to the Closing Date, shall be delivered by or on behalf of the Company to the Investors, against payment by or on behalf of the Investors of the purchase price therefor by wire transfer in same-day funds (the "Wired Funds") to the account of the Company. Such delivery of and payment for the Securities shall be made at the offices of Gibson, Dunn & Crutcher LLP, 200 Park Avenue, New York, New York 10016 at 9:30 A.M., New York time, on May 28, 1998, or at such other place, time or date as the Investors and the Company may agree upon or as the Investors may determine pursuant to Section 9 hereof, such time and date of delivery against payment being herein referred to as the "Closing Date."

           (b) The Company hereby acknowledges that the wire transfer by or on behalf of the Investors of the purchase price for any Securities does not constitute closing of a purchase and sale of the Securities. Only execution

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and delivery of a receipt for Securities by the Investors  in the form attached hereto indicates completion of the closing of a purchase of the Securities from the Company. Furthermore, in the event that the Investors wire funds to the Company prior to the completion of the closing of a purchase of Securities, the Company hereby acknowledges that until the Investors execute and deliver a receipt for the Securities, by facsimile or otherwise, the Company will not be entitled to the Wired Funds.

           4. REPRESENTATIONS AND WARRANTIES OF THE INVESTORS. Each Investor hereby severally represents and warrants to the Company that:

           (a)  This Agreement, when executed and delivered  by  each Investor,
will   constitute   the   Investor's  valid  and  legally  binding  obligation,
enforceable in accordance with its terms.

           (b) This Agreement is made with each Investor in reliance upon the Investor's representation to the Company, which by the Investor's execution of this Agreement the Investor hereby confirms, that the Securities to be received by the Investor will be acquired for investment for the Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Investor further represents that the Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities. The Investor represents that it has the full power and authority to enter into this Agreement.

           (c) The Investor represents that it is familiar with Rule 144 as promulgated under the Act, as presently in effect, and understands the resale limitations that may be imposed thereby as a result of the Investors' "affiliate" status (as defined in Rule 144).

           (d) No consent, approval or authorization of or designation, declaration or filing with any state, federal or foreign governmental authority on the part of the Investor is required in connection with the valid execution and delivery of this Agreement by the Investor and the consummation by the Investor of the transactions contemplated hereby and thereby other than securities law filings required to be made by the Company.

           5.   COVENANTS  OF  THE  COMPANY.   The Company covenants and agrees
with each of the Investors that:

           (a) Immediately following the execution of this Agreement, the Company will prepare a Prospectus Supplement that complies with the Act and the Regulations and that sets forth the number of shares of Common Stock constituting the Securities, the name of each Investor participating in the offering and the number of shares of Common Stock that each has agreed to purchase, the price at which the Securities are to be purchased by the Investors from the Company and such other information as the Investors and the Company deem appropriate in connection with the offering of the Securities. The Company will promptly transmit copies of the Prospectus Supplement to the Commission for filing pursuant to Rule 424 under the Act and will furnish to the Investors as many copies of any preliminary Prospectus Supplement and the Prospectus as the Investors shall reasonably request.

           (b) The Company will advise the Investors, promptly after receiving notice or obtaining knowledge thereof, of (i) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or any order directed at any document incorporated by reference in the Registration Statement or the Prospectus or any amendment or supplement thereto or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, (ii) the suspension of the qualification of the Securities for offering or sale in any jurisdiction, (iii) the institution, threatening or contemplation of any proceeding for any such purpose or (iv) any request made by the Commission for amending the Registration Statement, for amending or supplementing any Preliminary Prospectus or the Prospectus or for additional information. The Company will use its best efforts to prevent the issuance of any such stop order and, if any such stop order is issued, to obtain the withdrawal thereof as promptly as possible.

           (c) If, at any time prior to the final date when a prospectus relating to the Securities is required to be delivered under the Act any event occurs as a result of which the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Prospectus to comply with the Act, the Exchange Act or the Regulations, the Company will promptly notify the Investors thereof and will prepare and file with the Commission, at the Company's expense, an amendment to the Registration Statement or an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance.

           (d) The Company will, without charge, provide to the Investors and to their counsel a signed copy of the registration statement originally filed with respect to the Securities and each amendment thereto and complete copies thereof as filed with the Commission by electronic transmission.

           (e) The Company, as soon as practicable, will make generally available to its security holders and to the Investors a consolidated earnings statement of the Company and its subsidiaries that satisfies the provisions of
Section 11(a) of the Act and Rule 158 thereunder.

           (f) The Company will apply the net proceeds from the sale of the Securities as set forth under "Use of Proceeds" in the Prospectus.

           6. EXPENSES. The Company will pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 10 hereof, including all costs and expenses incident to: (i) the printing or other production of documents with respect to the transactions, including any costs of printing the registration statement originally filed with respect to the Securities and any amendment thereto, any Preliminary Prospectus, the Prospectus and any amendment or supplement thereto, this Agreement and any blue sky memoranda; (ii) all arrangements relating to the delivery to the Investors of copies of the foregoing documents; (iii) the reasonable fees and disbursements of the counsel, accountants and any other experts or advisors retained by the Company; (iv) preparation, issuance and delivery to the Investors of any certificates evidencing the Securities, including transfer agent's and registrar's fees; (v) the qualification of the Securities under state securities and blue sky laws, including filing fees and fees and disbursements of counsel for the Investors relating thereto; (vi) the filing fees of the Commission relating to the Securities; and (vii) the listing of the Securities on the NYSE. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Investors set forth in Section 7 hereof is not satisfied, because this Agreement is terminated pursuant to Section 10 hereof or because of any failure, refusal or inability on the part of the Company to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder other than by reason of a default by any of the Investors, the Company will reimburse the Investors severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities. The Company shall not in any event be liable to any of the Investors for the loss of anticipated profits from the transactions covered by this Agreement.

           7. CONDITIONS OF THE INVESTORS' OBLIGATIONS. The obligations of the several Investors to purchase and pay for the Securities shall be subject, in the Investors' sole discretion, to the accuracy of the representations and warranties of the Company contained herein as of the date hereof and as of the Closing Date, as if made on and as of the Closing Date, to the accuracy of the statements of the Company's officers made pursuant to the provisions hereof, to the performance by the Company of its covenants and agreements hereunder and to the following additional conditions:

           (a) No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto and no order directed at any document incorporated by reference in the Registration Statement or the Prospectus or any amendment or supplement thereto shall have been issued and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Company or the Investors, shall be contemplated by the Commission; and the Company shall have complied with any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise).

           (b) The Investors shall have received an opinion, dated the Closing Date, of Rogers & Wells LLP, counsel for the Company, to the effect that:

                   (i) the Company and each of its subsidiaries (other than non-U.S. subsidiaries) listed in Schedule 2 hereto have been duly organized and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation;

                  (ii) the Company and each of the Principal Operating Subsidiaries are duly qualified to transact business as foreign corporations and are in good standing under the laws of all other jurisdictions where the ownership or leasing of their respective properties or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified does not amount to a material liability or disability to the Company and each of such subsidiaries, taken as a whole;

                 (iii)     the  Company  and  each  of  the Principal Operating
     Subsidiaries have corporate power to own or lease their respective properties and conduct their respective businesses as described in the Registration Statement and the Prospectus, and the Company has corporate power to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by it;

                  (iv) the issued shares of capital stock of each of the Company's Principal Operating Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and, to the best knowledge of such counsel, are owned beneficially by the Company free and clear of any perfected security interests or any other security interests, liens, encumbrances, equities or claims;

                   (v) as of the dates shown the Company has an authorized capitalization as set forth under the heading "Capitalization" in the Prospectus; all of the issued shares of capital stock of the Company have been duly authorized and validly issued and outstanding and are fully paid and nonassessable; the issuance, offering and sale of the Securities pursuant to this Agreement have been duly authorized by all necessary corporate action of the Company and, when issued and delivered to and paid for by the Investors pursuant to this Agreement, will be validly issued, fully paid and nonassessable; such counsel has been advised by the staff of the NYSE that the Securities are approved for listing, subject to official notice of issuance, on the NYSE; to such counsel's knowledge, no holders of outstanding shares of capital stock of the Company are entitled as such to any preemptive or other rights to subscribe for any of the Securities; and to such counsel's knowledge no holders of securities of the Company are entitled to have such securities registered under the Registration Statement;

                  (vi) the statements set forth under the heading "Description of Capital Stock" in the Prospectus, insofar as such statements purport to summarize certain provisions of the capital stock of the Company, provide in all material respects, a fair summary of such provisions;

                 (vii) the execution and delivery of this Agreement have been duly authorized by all necessary corporate action of the Company and this Agreement has been duly executed and delivered by the Company and is enforceable against the Company in accordance with its terms; provided that such counsel will render no opinion regarding the enforceability of the indemnification provisions contained in this Agreement;

                (viii) to such counsel's best knowledge (A) no legal or governmental proceedings are pending to which the Company or any of its subsidiaries is a party or to which the property of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not described therein, and no such proceedings have been threatened against the Company or any of its subsidiaries or with respect to any of their respective properties and
     (B) no contract or other document is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein or filed as required;

                  (ix) the issuance, offering and sale of the Securities to the Investors by the Company pursuant to this Agreement, the compliance by the Company with other provisions of this Agreement and the consummation of the other transactions herein contemplated do not (A) require the consent, approval, authorization, filing, registration or qualification of or with or notice to any governmental authority, except such as have been obtained and such as may be required under state securities or blue sky laws, or (B) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument specifically described in the Registration Statement or any material contract or agreement listed on EXHIBIT A hereto and to which the Company or any of its subsidiaries is a party or by which the Company or any of the Subsidiaries or any of their respective properties are bound, or the charter documents or by-laws of the Company or any of its subsidiaries, or to such counsel's best knowledge any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator and specifically naming the Company or any of its subsidiaries or any rule or regulation of any governmental authority and applicable to the Company or any of its subsidiaries;

                   (x) the Registration Statement is effective under the Act; any required filing of the Prospectus, or any Term Sheet that constitutes a part thereof, pursuant to Rules 434 and 424(b) has been made in the manner and within the time period required by Rules 434 and 424(b); and, to such counsel's best knowledge, no stop order suspending the effectiveness of the Registration Statement or any amendment thereto has been issued, and no proceedings for that purpose have been instituted or are to such counsel's best knowledge threatened or contemplated by the Commission;

                  (xi) the Registration Statement originally filed with respect to the Securities and each amendment thereto and the Prospectus and each document incorporated by reference therein (in each case, other than the financial statements and other financial information contained or incorporated by reference therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act, the Exchange Act and the Regulations; and

                 (xii) pursuant to Section 3(c)(5) of the Investment Company Act of 1940, as amended (the "1940 Act"), and based on no-action letters issued by the staff of the Commission with respect to Sections 3(c)(5)(A) or (B) of the 1940 Act, the Company is not, and the transactions contemplated by this Agreement will not cause the Company to become an investment company subject to registrations thereunder.

           Such counsel shall also state that they have no reason to believe that the Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date or the date of such opinion, included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Counsel may state that this belief is based upon its participation in the preparation of the Registration Statement and the Prospectus and its review and discussion of the contents thereof but is without independent investigation or verification. Such counsel need not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus, except to the limited extent stated in paragraph (vi) above. In addition, such counsel need not express any opinion or belief as to the financial statements or schedules or any other financial, economic or statistical data contained in the Registration Statement or the Prospectus.

           In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials. Such counsel may state that as to matters on which its opinion is expressed to its "best knowledge" such counsel is responsible for knowledge of only those facts (i) set forth in certificates of responsible officers of the Company, (ii) described in the Registration Statement or (iii) within the actual knowledge of those attorneys in such counsel's firm that have performed services for the Company in connection with the transactions contemplated by this Agreement.

           Such counsel may state that its opinions are limited to matters of United States federal law, the laws of the state of New York and the Delaware General Corporation Law and that its references in its opinions to governmental authorities are to federal and New York authorities only. References to the Registration Statement and the Prospectus in this paragraph (b) shall include any amendment or supplement thereto at the date of such opinion.

           (c) The Investors shall have received an opinion, dated the Closing Date, of Melvin C. Breaux, General Counsel of the Company and of DVI Financial Services Inc., to the effect that:

                   (i) (A) no legal or governmental proceedings are pending to which the Company or any of its subsidiaries is a party or to which the property of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not described therein, and to such counsel's best knowledge no such proceedings have been threatened against the Company or any of its subsidiaries or with respect to any of their respective properties and (B) no contract or other document is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein or filed as required;

                  (ii) the issuance, offering and sale of the Securities to the Investors by the Company pursuant to this Agreement, the compliance by the Company with the other provisions of this Agreement and the consummation of the other transactions herein contemplated do not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument, known to such counsel, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties are bound, or the charter documents or by-laws of the Company or any of its subsidiaries, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator and specifically naming the Company or any of its subsidiaries or any rule or regulation of any governmental authority and applicable to the Company or any of its subsidiaries;

                 (iii) (A) no default exists, and (B) no event has occurred which, with notice or lapse of time or both, would constitute a default, in the due performance and observance of any term, covenant or condition of any indenture, mortgage, deed of trust, lease or other agreement or instrument, known to such counsel, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties is bound or may be affected which would have a material adverse effect upon the property, business, or operations of the Company and any of its subsidiaries; and

                  (iv) the statements set forth under the heading "Business--Government Regulation" in the Prospectus, insofar as such statements constitute a summary of legal matters, documents or proceedings referred to therein, provide a fair summary of such legal matters, documents and proceedings.

           In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials. Such counsel may also state that, wherever such counsel's opinion with respect to the existence or absence of facts is stated to be "to the best of such counsel's knowledge" or "known to such counsel," such statements are intended to signify that, during the course of such counsel's representation of the Company, no information has come to the attention of such counsel following consultation with the executive officers of the Company which gives such counsel actual knowledge of facts contrary to the existence or absence of the facts indicated.

           Such counsel may state that his opinions are limited to matters of United States federal law, the laws of the Commonwealth of Pennsylvania and Delaware General Corporation Law and that its references in its opinions to governmental authorities are to federal and Pennsylvania authorities. References to the Registration Statement and the Prospectus in this paragraph
(c) shall include any amendment or supplement thereto at the date of such opinion.

           (d) The Investors shall have received a certificate, dated the Closing Date, of the principal executive officer and the principal financial or accounting officer of the Company to the effect that:

             (i) the representations and warranties of the Company in this Agreement are true and correct as if made on and as of the Closing Date; the Registration Statement, as amended as of the Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented as of the Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company has performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date;

            (ii) no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto and no proceedings for that purpose have been instituted or threatened or, to the best of the Company's knowledge, are contemplated by the Commission; and

           (iii) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, neither the Company nor any of its Subsidiaries has sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has not been any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), management, business prospects, net worth or results of operations of the Company or any of its subsidiaries, except in each case as described in or contemplated by the Prospectus.

           (e) On or before the Closing Date, the Investors and their counsel shall have received such further certificates, documents or other information as they may have reasonably requested from the Company.

           (f) Prior to the commencement of the offering of the Securities, the Securities shall have been approved for listing on the NYSE, subject to official notice of issuance.

           All opinions, certificates, letters and documents delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Investors and their counsel. The Company shall furnish to the Investors such conformed copies of such opinions, certificates, letters and documents in such quantities as the Investors and their counsel shall reasonably request.

           8.   INDEMNIFICATION AND CONTRIBUTION.

           (a) The Company agrees to indemnify and hold harmless each Investor and each person, if any, who controls any Investor within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such Investor or such controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

             (i) any untrue statement or alleged untrue statement made by the Company in Section 2 of this Agreement;

            (ii) any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto or (B) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Securities under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application"); or

           (iii) the omission or alleged omission to state in the Registration Statement or any amendment thereto, any Preliminary
     Prospectus or the Prospectus or any amendment or supplement thereto, or any Application a material fact required to be stated therein or necessary to make the statements therein not misleading.

and will reimburse, as incurred, each Investor and each such controlling person for any legal or other expenses reasonably incurred by such Investor or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or any Application in reliance upon and in conformity with written information furnished to the Company by such Investor specifically for use therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

           (b) Each Investor, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company or any such director, officer or controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any
Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application or (ii) the omission or the alleged omission to state therein a material fact required to be stated in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Investor specifically for use therein; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or any action in respect thereof. This indemnity agreement will be in addition to any liability which such Investor may otherwise have.

           (c)  Promptly after receipt  by  an  indemnified  party  under  this
Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; PROVIDED, HOWEVER, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Investors in the case of paragraph (a) of this Section 8, representing the indemnified parties under such paragraph (a) who are parties to such action or actions), (ii) the indemnifying party does not promptly retain counsel satisfactory to the indemnified party or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party.

           (d) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 8 is unavailable or insufficient, for any reason, to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof, each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Investors on the other shall be deemed to be in the same proportion as the total proceeds from the offering (before deducting expenses) received by the Company bear to the total purchase price paid by the Investors. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Investors, the parties' relative intents, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. The Company and the Investors agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Investors were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to above in this paragraph (d). Notwithstanding any other provision of this paragraph (d), no Investor shall be obligated to make contributions hereunder that in the aggregate exceed the total purchase price of the Securities purchased by such Investor under this Agreement, less the aggregate amount of any damages that such Investor has otherwise been required to pay in respect of the same or any substantially similar claim, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls an Investor within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Investor, and each director of the Company, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company.

           9. SURVIVAL. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company, its officers and the several Investors set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors or any Investor and (ii) delivery of and payment for the Securities. The respective agreements, covenants, indemnities and other statements set forth in Sections 6 and 8 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

           10.  TERMINATION.

           (a)  This  Agreement  may  be  terminated   with   respect   to  the
Securities:

             (i) in the sole discretion of the Investors by notice to the Company given prior to the Closing Date in the event that the Company shall be in material breach of the representations or warranties made by the Company herein or shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto; or

            (ii) in the sole discretion of the Investors or the Company in the event that the closing contemplated under the Underwriting Agreement dated as of the date hereof among the Company and Prudential Securities Incorporated, Piper Jaffray Inc. and Fox-Pitt Kelton, Inc. shall not occur.

           (b) Termination of this Agreement pursuant to this Section 10 shall be without liability of any party to any other party except as provided in
Section 9 hereof.

           11. NOTICES. All communications hereunder shall be in writing and, if sent to any of the Investors, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to CIBC Trust Company (Bahamas) Limited, 2nd Floor, CIBC Building, Shirley Street, Nassau, Bahamas,
Attention: Mrs. Carlis E. Chisolm, Trust Manager with a copy to Michael A. Pucker, Esq., Neal, Gerber & Eisenberg, Two North LaSalle Street, Chicago, Illinois 60602; and if sent to the Company, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to the Company at 500 Hyde Park, Doylestown, Pennsylvania 18901, Attention: General Counsel with a copy to John A. Healy, Esq., Rogers & Wells LLP, 200 Park Avenue, New York, New York 10166.

           12. SUCCESSORS. This Agreement shall inure to the benefit of and shall be binding upon the several Investors, the Company and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this
Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company contained in Section 8 of this Agreement shall also be for the benefit of any person or persons who control any Investor within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Investors contained in Section 8 of this Agreement shall also be for the benefit of the directors of the Company, the officers of the Company who have signed the Registration Statement and any person or persons who control the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of Securities from any Investor shall be deemed a successor because of such purchase.

           13. APPLICABLE LAW. The validity and interpretation of this Agreement, and the terms and conditions set forth herein, shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any provisions relating to conflicts of laws.

           14.  COUNTERPARTS.   This  Agreement  may be executed in two or more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

           If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this shall constitute an agreement binding the Company and each of the several Investors.

                                 DVI, INC.


                                 By:  /s/ Steven R. Garfinkel
                                    ___________________________________________
                                      Name: Steven R. Garfinkel
                                      Title: Executive Vice President
                                             and Chief Financial Officer

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.


/s/ Linda Williams and /s/ Carlis Chisholm
_____________________________________________
CIBC Trust Company (Bahamas) Limited,
as Trustee of Settlement Trusts T-551 ##1,
2, 3, 4, 5, 6, 7, 10, 11 and 12

                              SCHEDULE 1

                               INVESTORS


INVESTOR                                                            NUMBER OF SECURITIES
Settlement Trust T-551 # 1                                                 34,000
Settlement Trust T-551 # 2                                                 34,000
Settlement Trust T-551 # 3                                                 34,000
Settlement Trust T-551 # 4                                                 34,000
Settlement Trust T-551 # 5                                                 34,000
Settlement Trust T-551 # 6                                                 34,000
Settlement Trust T-551 # 7                                                 34,000
Settlement Trust T-551 # 10                                                34,000
Settlement Trust T-551 # 11                                                34,000
Settlement Trust T-551 # 12                                                34,000
                                                                           ------
TOTAL                                                                      340,000

                              SCHEDULE 2

                             SUBSIDIARIES

NAME                                      JURISDICTION OF INCORPORATION

                            SCHEDULE 3

                         EQUITY INTERESTS

COMPANY NAME                                 OWNERSHIP INTEREST

Physicians Health Corp.                      Options   to  purchase  50,000
                                             shares of common stock

Central Imaging Services ("CIS")             4% of CIS's common stock

Computer Products and Services               273,778 shares of common stock

Consolidated Technologies, Inc.              Warrants to purchase 1,000,000
                                             shares of common stock

Healthsmart Pacific, Inc. ("HPI")            100%   of   the   issued   and
                                             outstanding Series A Preferred
                                             Stock, convertible  into a 10%
                                             ownership interest in HPI

MAC Health Group Inc.                        100 shares of Common Stock

MedShares                                    Warrants  to purchase  10%  of
                                             common stock

Medical Resources                            Warrants to  purchase  100,000
                                             shares of common stock

Nuclear Imaging, Inc. ("NII")                Right to 20% of the equity  of
                                             NII upon sale of NII

OpenSied Ventures, LLC                       Warrants  to purchase up to 9%
                                             of the member interests

Presgar Imaging of Singapore, LLC            18% member interest